Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Synlogic, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mary Beth Dooley, Head of Finance, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: March 19, 2024	By:	/s/ MARY BETH DOOLEY
Mary Beth Dooley
Head of Finance (principal financial officer and principal accounting officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.